SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X] No fee required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:
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          (5) Total fee paid:
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   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement No.:
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          (3) Filing Party:
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          (4) Date Filed:
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

                            Farnsworth Bancorp, Inc.








January 21, 2005


Dear Fellow Stockholder:

         On  behalf of the  Board of  Directors  and  management  of  Farnsworth
Bancorp, Inc. (the "Company"), I cordially invite you to attend the annual meeting of stockholders to be held at the Days Inn, Route 206, Bordentown, New Jersey on February 22, 2005, at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend and will save the Company the expense of further requests for proxies in order to ensure a quorum at the meeting.

                                          Sincerely,

                                          /s/Gary N. Pelehaty
                                          -------------------------------------
                                          Gary N. Pelehaty
                                          President and Chief Executive Officer


--------------------------------------------------------------------------------
 789 Farnsworth Avenue o Bordentown, NJ 08505 o 609-298-0723 o Fax 609-298-5321

--------------------------------------------------------------------------------
                             FARNSWORTH BANCORP, INC
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 22, 2005
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Meeting") of Farnsworth Bancorp, Inc. (the "Company") will be held at the Days Inn, Route 206, Bordentown, New Jersey, on February 22, 2005, at 10:00 a.m.

         At the Meeting, stockholders will be asked to:

         1.       elect five directors of the Company;

         2. ratify the appointment of Kronick Kalada Berdy & Co. as the Company's independent auditor for the fiscal year ending September 30, 2005; and

         3. consider any other matters as may properly come before the Meeting.

         The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on January 14, 2005, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY YOU MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/Charles Alessi
                                             ----------------------------------
                                             Charles Alessi
                                             Secretary
Bordentown, New Jersey
January 21, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PROXY STATEMENT OF
                            FARNSWORTH BANCORP, INC.
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 22, 2005

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farnsworth Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Days Inn, Route 206, Bordentown, New Jersey on February 22, 2005, at 10:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about January 21, 2005. The Company is the parent company of Peoples Savings Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon the election of five directors and the ratification of the appointment of the Company's independent auditor for the 2005 fiscal year. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees named below and "FOR" the ratification of the appointment of the Company's independent auditor. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person where the nominee is unable to serve, or for good cause will not serve, matters incident to the conduct of the Meeting, and as to any other matters that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on January 14, 2005 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 650,311 shares of Common Stock outstanding.

         The articles of incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either
(i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         As to the ratification of the appointment of the independent auditor, a stockholder may, by checking the appropriate box: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. Unless otherwise required by law, ratification of the independent auditor and all other matters that may properly come before the meeting shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                          Percent of Shares of
                                                  Amount and Nature of        Common Stock
Name and Address of Beneficial Owner              Beneficial Ownership        Outstanding
------------------------------------              --------------------        -----------

Craig W. Yates                                           57,200                   8.8%
227 Cliff Avenue
Edgewater Park, New Jersey (1)

Gary N. Pelehaty                                         55,582                   8.3%
789 Farnsworth Avenue,
Bordentown, New Jersey (2)

Joseph H. Kelly                                          33,385                   5.1%
25 Germantown Road
Bordentown, New Jersey (3)

First Banker's Trust Company,                            52,268                   8.0%
Chicago, Illinois, as Trustee for the
Peoples Savings Bank ESOP
789 Farnsworth Avenue,
Bordentown, New Jersey (4)

All directors, directors emeritus and officers          282,143                  39.5%
   of the Company as a group (10 persons) (5)

---------------------
(1) Number of shares is based upon an amended Schedule 13D filed on November 17, 2004 showing sole voting and dispositive power with respect to 57,200 shares.
(2) Includes 20,874 shares subject to options exercisable within 60 days of the Record Date.
(3) Includes 3,299 shares subject to options exercisable within 60 days of the Record Date.
(4) The Employee Stock Ownership Plan (the "ESOP") purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee instructs the ESOP trustees regarding investment of ESOP plan assets. The ESOP trustee votes all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, are voted by the ESOP trustee, subject to its fiduciary duty, as directed by the ESOP Committee. As of the Record Date, 24,630 shares had been allocated to ESOP participants.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 3,524 shares of Common Stock held by the Peoples Savings Bank 1999 Restricted Stock Plan (the "RSP" or "1999 Restricted Stock Plan") over which certain directors, as members of the RSP Committee and as RSP trustees, exercise voting power. Also includes 52,268 shares held by the ESOP over which certain directors, as members of the ESOP Committee, exercise shared voting power. Such individuals disclaim beneficial ownership with respect to RSP and ESOP shares. Includes 64,564 shares subject to options exercisable within 60 days of the Record Date.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. To the best of the Company's knowledge, all section 16(a) filing requirements applicable to its officers and directors were complied with during the 2004 fiscal year. The Company has not been provided with any reports of ownership by persons who own more than ten percent of the Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one- third of the directors elected each year. The Board of Directors currently consists of nine members.

         George G. Aaronson, Jr., Joseph H. Kelly and G. Edward Koenig, Jr. have been nominated by the Board of Directors each to serve for a three-year term or until their successors have been elected and qualified. Coby M. Frier has been nominated by the Board of Directors to serve for a two-year term or until his successor has been elected and qualified. John J. Maley, Jr. has been nominated by the Board of Directors to serve for a one-year term or until his successor has been elected and qualified.

         Each nominee is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, lengths of board service and the amounts and percentages of Common Stock beneficially owned for the nominees and for each director of the Company who will continue to serve as a director after the Meeting. Each nominee and director is also a director of the Bank.


                                                                             Shares of
                               Age at          Year First        Current    Common Stock      Percent
                           September 30,       Elected or        Term to    Beneficially        of
Name                            2004          Appointed(1)        Expire      Owned(2)         Class
----                            ----          ------------        ------      --------         -----
                               BOARD NOMINEE FOR TERM TO EXPIRE IN 2006
John J. Maley, Jr.                                 2004            2005          6,518          1.0%

                               BOARD NOMINEE FOR TERM TO EXPIRE IN 2007
Coby M. Frier                                      2004            2005          5,538          0.9%

                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2008
George G. Aaronson, Jr.          72                1970            2005         18,401(3)(4)    2.8%
Joseph H. Kelly                  50                2001            2005         33,385(5)       5.1%
G. Edward Koenig, Jr.            63                1981            2005         11,099(3)(6)    1.7%

                                    DIRECTORS CONTINUING IN OFFICE
Edgar N. Peppler                 68                1970            2006         29,434(7)       4.5%
Gary N. Pelehaty                 51                1992            2006         55,582(8)       8.3%
Charles E. Adams                 89                1985            2007         22,721(3)(9)    3.5%
William H. Wainwright, Jr.       74                1986            2007         29,866(10)      4.6%


------------
(1)  Refers to the year the individual first became a director of the Bank.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 52,268 shares of Common Stock held under the ESOP over which such individual, as a member of the ESOP Committee and as an ESOP Trustee, exercises shared voting power. Also excludes 3,524 shares of Common Stock held by the RSP over which such individual, as a member of the RSP Committee and as an RSP trustee, exercises voting power. Such individual disclaims beneficial ownership with respect to ESOP and RSP shares.
(4) Includes 5,110 shares subject to options exercisable within 60 days of the Record Date.
(5) Includes 3,299 shares subject to options exercisable within 60 days of the Record Date.
(6) Includes 4,386 shares subject to options exercisable within 60 days of the Record Date.
(7) Includes 6,453 shares subject to options exercisable within 60 days of the Record Date.
(8) Includes 20,874 shares subject to options exercisable within 60 days of the Record Date.
(9) Includes 5,873 shares subject to options exercisable within 60 days of the Record Date.
(10) Includes 6,766 shares subject to options exercisable within 60 days of the Record Date.

Biographical Information

         The principal occupation of, and other information about, each director and/or executive officer of the Company is set forth below as of September 30, 2004. Each director and/or executive officer has held his present position for five years unless otherwise stated.

         George G. Aaronson, Jr. has been a director since 1970. He is employed by Falconer & Bell as a real estate sales agent.

         Charles E. Adams has been a director since 1985. Mr. Adams is now retired, but was the administrator of Florence Township for 20 years. Mr. Adams is on the administrative board of Florence United Methodist Church, and is treasurer of the Florence Historical Society.

         Coby M. Frier was appointed to the Board of Directors in 2004. He has been the president and general manager of Eastampton Auto Center, Inc. since 2002. Prior to that, Mr. Frier was the general manager of Matt Blatt Imports, an auto dealership. Mr. Frier is a member of the National Independent Auto Dealers Association and is also a consultant for Chase Dealer Financial Services, a national training and sales company.

         Joseph H. Kelly has been a director since 2001. Mr. Kelly is president and owner of Kelly Enterprises, Inc., a real estate development company specializing in commercial real estate. A registered investment advisor with American Portfolios, Inc., Mr. Kelly is a member of the New Jersey State Executive Council of the National Federation of Independent Business and the Burlington County Economic Development Committee. Mr. Kelly is also a member of the Bordentown Area Veterans Memorial Committee, a member of the Board of Trustees of The Peddie School, and a past president of the Bordentown Rotary Club.

         G. Edward Koenig, Jr. has, except for a three year hiatus ending in 1993, been a director since 1981. Mr. Koenig retired in September 2003. Prior to that, he was president of E. J. Koenig Inc., a fuel service petroleum products company and a heating and air conditioning equipment sales, installation and service business. Mr. Koenig sits on the Burlington County Military Affairs Committee Executive Board and served as its chairman from 1996 to 1997.

         John J. Maley, Jr. is the owner of John J. Maley, Jr. CPA/RMA accounting practice in Bordentown City formed in 1985. Mr. Maley's community activities include serving as chairman of the

City of Bordentown Zoning Board and as a past president of the Bordentown Rotary Club. Mr. Maley is a member of the New Jersey Society of Certified Public Accountants, the American Institute of Certified Public Accountants and the Registered Municipal Accountants Association. Mr. Maley is also a licensed public school accountant and certified municipal finance officer.

         Gary N. Pelehaty has been a director since October 1992. He has also been president and chief executive officer of the Bank since February of the same year. Mr. Pelehaty serves on the Board of Governors of the New Jersey League of Community Bankers and is a director and a past president of the Burlington/Camden County Savings League. Mr. Pelehaty has been appointed to the Burlington County Military Affairs Committee Executive Board. Active in the local community, Mr. Pelehaty is a director of the Burlington County Burn Foundation, the finance chairman of the Bordentown Veterans' Memorial Foundation and a former director of the Bordentown Chamber of Commerce.

         Edgar N. Peppler has been a director since 1970. He was elected chairman of the Board of Directors in January 2002 and was vice-chairman of the board from 1992 to 2002. Mr. Peppler retired on January 1, 2002. Prior to his retirement he was part owner and president of Peppler Funeral Home, a business he has been associated with since 1957. Mr. Peppler is a member of the Bordentown Chamber of Commerce, a past president of the Bordentown Kiwanis Club, and a past master of the Masonic Lodge.

         William H. Wainwright, Jr. has been a director since 1968. He was elected vice chairman of the Board in January 2002. Before retiring in 1995, he was employed for 20 years as a loan officer at the Farmers Home Administration and the Small Business Administration. Mr. Wainwright is a member of the Surf City Yacht Club and served as their commodore in 1996.

         Charles Alessi, age 42, has been employed by the Bank since 1992 and is vice president and the chief financial officer. He is also secretary and treasurer of the Bank. Mr. Alessi is a member of the Financial Managers Society and a member of the Bordentown Rotary.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through the meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2004, the Board of Directors held 24 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the period of his service.

         The Company has a Compensation and Benefits Committee comprised of non-employee Directors Adams, Aaronson and Wainwright. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 2004 fiscal year.

Principal Accounting Fees and Services

         The Company does not have a standing audit committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors of the Bank meets annually with the Company's independent accountants to review audit matters. The Board of Directors of the Bank met once during the 2004 fiscal year with the independent accountants for this purpose.

         Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes- Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Board of Directors has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. All of the services listed below for 2003 and 2004 were approved by the Board of Directors prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

         Audit Fees. The aggregate fees billed by KKB for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended September 30, 2004 and 2003 were $13,100 and $11,800, respectively.

         Audit Related Fees. The aggregate fees billed by KKB for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended September 30, 2004 and 2003 were $4,500 and $2,800, respectively.

         Tax Fees. There were no fees billed by KKB for professional services rendered for tax compliance, tax advice or tax planning for the years ended September 30, 2004 and 2003.

         All Other Fees. The aggregate fees billed by KKB for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended September 30, 2004 and 2003 were $1,050 and $0, respectively.

Director Nomination Process

         The Company does not have a standing nominating committee. The Company's full Board of Directors acts as a nominating committee for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. The Board of Directors met once during the 2004 fiscal year in this capacity. The Board feels it is appropriate for the full Board to serve this function because the Company has a relatively small Board, making action by committee unnecessary for purposes of managing nominations. The Board does not have a charter governing its nominating function. As defined by Nasdaq, each director, other than President Pelehaty, is an independent director.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Peoples Savings Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board's nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

         To be considered in the Board's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration by the

Board as Board nominees should meet the director qualification requirements set forth in Article III, Sections 15 to 18 of the Company's Bylaws, which require that (i) directors must be shareholders of the Company, beneficially owning at least 5,000 shares; (ii) directors of the Company must reside in a New Jersey county, city or town within New Jersey which is no more than 35 miles from an office of the Company's wholly-owned subsidiary, Peoples Savings Bank; (iii) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; and (iv) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. The entire Board of Directors attended the Annual Meeting of Stockholders held in February 2004, other than Messrs. Frier and Maley who were first appointed as directors in November 2004.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Directors of the Company are also directors of the Bank. Each director (including the chairman of the board) is paid a monthly fee of $850 plus $150 per meeting attended. Total aggregate fees paid to the directors for the year ended September 30, 2004 were $104,400.

         Stock Awards. Under the 1999 Stock Option Plan, each director, other than Mr. Kelly who did not become a director until 2001 and Messrs. Frier and Maley who did not become directors until 2004, was granted 2,734 options to purchase shares of Common Stock at $7.38 per share and was also awarded 1,092 shares of Common Stock under the 1999 Restricted Stock Plan. Each director listed below has also been awarded options to purchase shares of Common Stock at $10.07 per share under the 2002 Stock Option Plan and shares of Common Stock under the 2002 Stock Bonus Plan, in accordance with the following schedule:


                                       Stock Bonus
             Director                  Plan Shares         Options
             --------                  -----------         -------
George G. Aaronson, Jr.                   961              2,376
Joseph H. Kelly                         1,335              3,299
G. Edward Koenig, Jr.                     670              1,652
Edgar N. Peppler                        1,890              3,719
Charles E. Adams                        1,272              3,139
William H. Wainwright, Jr.              1,632              4,032

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer had a salary and bonus that exceeded $100,000 for the fiscal year ended September 30, 2004.

                                            Annual Compensation                  Long Term Compensation
                               -----------------------------------------    -------------------------------
                                                                             Restricted        Securities
Name and              Fiscal                            Other Annual           Stock           Underlying          All Other
Principal Position     Year       Salary      Bonus     Compensation(1)       Award(2)        Options (#)        Compensation
------------------     ----       ------      -----     ---------------       --------        -----------        ------------
Gary N. Pelehaty,      2004    $174,935    $      -        $13,850            $     -               -               $17,671(3)
   President, CEO      2003    $164,882    $  8,400        $11,575            $     -               -               $17,430(4)
   and Director        2002    $147,195    $      -        $ 9,300            $40,950           6,000               $14,032(5)

--------------
(1)  Consists of Board fees. Mr. Pelehaty also receives an automobile allowance.
(2) Represents the award of 3,600 shares of Common Stock under the 2002 Stock Bonus Plan. The award under the 2002 Stock Bonus Plan vests at the rate of 25% on September 5, 2002 and 25% annually thereafter. Dividend right associated with the unvested restricted stock are paid as cash compensation within 30 days of each dividend payment date. At September 30, 2004, Mr. Pelehaty held 1,080 shares of restricted stock, valued at $21,600 based on the closing price of $20.00 on that date.
(3) Represents the award of 735 shares under the ESOP as of June 30, 2004 based upon the last reported sales price of the Common Stock on the date of the award, plus $4,804 for a 401(k) plan matching contribution.
(4) Represent the award of 870 shares under the ESOP as of June 30, 2003 based upon the last reported sales price of the Common Stock on the date of the award, plus $4,735 for 401(k) plan matching contributions.
(5) Represent the award of 886 shares under the ESOP as of June 30, 2002 based upon the last reported sales price of the Common Stock on the date of the award, plus $3,992 for 401(k) plan matching contributions.


         Stock Awards. The following table sets forth information concerning options previously granted to Mr. Pelehaty. There were no new options granted to Mr. Pelehaty during fiscal 2004.

                      Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                      ------------------------------------------------------------------------
                                                                                              Value of
                        Shares                          Number of Options               In-the-Money Options
..                      Acquired         Value        at Fiscal Year-End (#)            at Fiscal Year-End ($)
Name                on Exercise(#)   Realized ($)   Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                --------------   ------------   -------------------------     ----------------------------
Gary N. Pelehaty          -              $ --              20,874/-0-                       $247,617/$-0-

--------------
(1) Based upon the difference between the weighted average option exercise price of $8.31 and the last reported sales price of the Common Stock of $20.00 per share as of September 30, 2004, as reported on the OTC Bulletin Board.

         Employment Agreement. The Bank has entered into an employment agreement (the "Agreement") with Gary Pelehaty for a three-year term. Mr. Pelehaty's base compensation under the Agreement is $140,000. Under the Agreement, Mr. Pelehaty's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Pelehaty without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Pelehaty will be paid in a lump sum an amount equal to
2.99 times his prior five year average taxable compensation. In the event of a change in control at September 30, 2004, Mr. Pelehaty would have been entitled to a lump sum payment of approximately $513,000.

--------------------------------------------------------------------------------
                PROPOSAL II - RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         Kronick Kalada Berdy & Co. ("KKB") was the Company's independent auditor for the 2004 fiscal year. The Board of Directors has appointed KKB to be the Company's independent auditor for the fiscal year ending September 30, 2005, subject to ratification by the Company's stockholders. A representative of KKB is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the Company's independent auditor requires the approval of a majority of the votes cast by the stockholders of the Company. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KKB as the Company's auditor for the 2005 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2005, all stockholder proposals must be received at the Company's executive office at 789 Farnsworth Avenue, Bordentown, New Jersey 08505 no later than September 23, 2005. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2005, will only be considered at the annual meeting to be held in 2006 if the stockholder submits notice of the proposal to the Company at the above address by December 24, 2005. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2006 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 2004 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Farnsworth Bancorp, Inc., 789 Farnsworth Avenue, Bordentown, New Jersey 08505.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Charles Alessi
                                              ----------------------------------
                                              Charles Alessi
                                              Secretary
Bordentown, New Jersey
January 21, 2005

--------------------------------------------------------------------------------
                            FARNSWORTH BANCORP, INC.
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 22, 2005
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Farnsworth Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Days Inn, Route 206, Bordentown, New Jersey on February 22, 2005, at 10:00 a.m., and at any and all adjournments thereof, in the following manner:


                                                       FOR   WITHHELD
                                                       ---   --------
1.       The election as director of the nominees
         listed with terms to expire as shown
         (except as marked to the contrary below):     |_|     |_|

John J. Maley, Jr. (term expiring in 2006)
Coby M. Frier (term expiring in 2007)
George G. Aaronson, Jr. (term expiring in 2008)
Joseph H. Kelly (term expiring in 2008)
G. Edward Koenig, Jr. (term expiring in 2008)

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on
the line provided.    __________________________________________________________


2.       The ratification of the appointment of        FOR   AGAINST     ABSTAIN
         Kronick Kalada Berdy & Co. for the            ---   -------     -------
         fiscal year ending September 30, 2005.        |_|     |_|         |_|



         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
nominees and proposal.                                  ---

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated January 21, 2005 and the 2004 Annual Report to Stockholders.



Dated:
        ----------------------------


------------------------------------         -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



------------------------------------         -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.





--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------